Exhibit 99.1

Maximizing Yields

CVR PARTNERS LP

Investor Presentation

March 2013

Safe Harbor

CVR PARTNERS LP

The following information contains forward-looking statements based on management’s current expectations and beliefs, as well as a number of assumptions concerning future events. These statements are subject to risks, uncertainties, assumptions and other important factors.

You are cautioned

not to put undue reliance on such forward-looking statements (including forecasts and projections regarding our future performance) because actual results may vary materially from those expressed or implied as a result of various factors, including those noted in the Company’s filings with the

Securities and Exchange Commission. CVR Partners, LP assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Key Strategic Drivers

CVR PARTNERS LP

Maximizing Yields

Growth-oriented partnership formed by CVR Energy, Inc. in June 2007 … IPO in April 2011

General Partner has non-economic interest (no IDRs or management fees)

Manufacturing facility produces ammonia and urea ammonium nitrate (UAN)

Facility located in Coffeyville, Kansas … now produces ~9% of total UAN demand in the U.S.

Solid market fundamentals

Experienced management team

Fully utilized capacity

High run time rates

Strategically located assets

Multiple opportunities for growth

Solid Market Fundamentals

Key Demand Drivers

CVR PARTNERS LP

Maximizing Yields

Solid Market Fundamentals

Consistent Fertilizer Demand Growth

CVR PARTNERS LP

Maximizing Yields

Nitrogen represents ~63% of fertilizer consumption(1)

Nitrogen fertilizers have the most stable demand because must be applied annually

Primary determinant of crop yield

(1) Per the International Fertilizer Industry Association.

Solid Market Fundamentals

Farmer Profitability Supports Fertilizer Price

CVR PARTNERS LP

Maximizing Yields

Corn consumes the largest amount of nitrogen fertilizer

Farmers are expected to generate substantial proceeds at currently forecasted corn prices

Farmer incentivized to use nitrogen at corn price much lower than current spot

Nitrogen fertilizer represents small portion of farmer’s total input costs

Solid Market Fundamentals

Supply/Demand Supports Significant Planting

CVR PARTNERS LP

(1) Excludes recently announced or other potential significant capacity additions.

Solid Market Fundamentals

Excess Demand Driving Imports of UAN

CVR PARTNERS LP

Maximizing Yields

U.S. imports for UAN were 28% of estimated total U.S. demand in 2012

(1) Excludes recently announced or other potential significant capacity additions.

Experienced Management

CVR PARTNERS LP

Maximizing Yields

Fully Utilized Capacity & High Run Rates

CVR PARTNERS LP

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(1) Adjusted for third-party outage. 2012 not shown as included biennial plant turnaround in October 2012. Next turnaround scheduled for 2014 Q4.

Strategically Located Assets

CVR PARTNERS LP

Maximizing Yields

Located in Corn Belt

54% of corn planted in 2012 was within $45/UAN ton freight rate of plant

~$15/UAN ton transportation advantage to Corn Belt vs. U.S. Gulf Coast

Multiple Growth Opportunities

CVR PARTNERS LP

Maximizing Yields

Operational efficiency

Plant expansion

Specialty products

Distribution

Mergers and acquisitions

New plant development

UAN Plant Expansion

CVR PARTNERS LP
Maximizing Yields

- Completed in March 2013
- Overview
  - Increased exposure to strong UAN market dynamics
  - Ability to upgrade 100% of ammonia to UAN
  - Expanded UAN capacity by ~50% to ~1MM tons/year
- Total cost of $130MM
- Annualized incremental impact
  - EBITDA: ~$18MM
  - Available for distribution: ~$0.25/unit

UAN Price Premium to Ammonia


Cents Per Pound of Nitrogen
30
25
20
15
10
5
0
Feb-10
May-10
Aug-10
Nov-10
Feb-11
May-11
Aug-11
Nov-11
Feb-12
May-12
Aug-12
Nov-12
Feb-13

Note: UAN Mid Corn Belt to Ammonia Southern Plains (with plant conversion factor of 2.44).

13

History of Financial Success

CVR PARTNERS LP

Maximizing Yields

Significant Growth in 2013

CVR PARTNERS LP

Maximizing Yields

Seeing solid product pricing for first half of year

Have orders in place for substantial amount of product tons well into the second quarter

Full year also to benefit from UAN plant expansion, no turnaround, and partial settlement of property tax dispute

Expect Distribution of $2.15 to $2.45 Per Unit for 2013 Full Year

19% to 35% Higher than $1.81 Per Unit in 2012

Strong Financial Profile

CVR PARTNERS LP

Maximizing Yields

($US millions)

Capitalization

As of 12/31/12

Cash & Equivalents

$127.8

Credit Facility due April 2016:

Term Loan

125.0

$25 million Revolver

–-

Total Debt

$125.0

Partners’ Equity

446.2

Total Capitalization (Book)

$571.2

LTM EBITDA(1)

$136.6

LTM Interest Expense(1)

3.8

Key Credit Statistics

As of 12/31/12

Total Debt / LTM EBITDA

0.9x

LTM EBITDA / Interest Expense

35.9x

Total Debt / Capitalization (Book)

21.9%

Liquidity

As of 12/31/12

Cash & Equivalents

$127.8

$25 million Revolver

25.0

Less: Drawn Amount

Less: Letters of Credit

Total Liquidity

$152.8

(1) See page 21 for a reconciliation of LTM 12/31/12 EBITDA and interest expense .

Financial Flexibility to Support Growth Initiatives

A Bright Outlook

CVR PARTNERS LP

Maximizing Yields

Strong industry fundamentals

High-quality & strategically-located assets

Premium product focus

Attractive growth opportunities

Experienced management team

Pay out 100% of available cash each quarter

No IDRs or management fees for General Partner

Appendix

CVR PARTNERS LP

Maximizing Yields

Fertilizer Plant Schematic

CVR PARTNERS LP

Maximizing Yields

Non-GAAP Financial Measures

CVR PARTNERS LP

Maximizing Yields

To supplement the actual results in accordance with U.S. generally accepted accounting principles (GAAP), for the applicable periods, the Company also uses certain non-GAAP financial measures as discussed below, which are adjusted for GAAP-based results. The use of non-GAAP adjustments are not in accordance with or an alternative for GAAP. The adjustments are provided to enhance the overall understanding of the Company’s financial performance for the applicable periods and are also indicators that management utilizes for planning and forecasting future periods. The non-GAAP measures utilized by the Company are not necessarily comparable to similarly titled measures of other companies.

The Company believes that the presentation of non-GAAP financial measures provides useful information to investors regarding the Company’s financial condition and results of operations because these measures, when used in conjunction with related GAAP financial measures (i) together provide a more comprehensive view of the Company’s core operations and ability to generate cash flow, (ii) provide investors with the financial analytical framework upon which management bases financial and operational planning decisions, and (iii) presents measurements that investors and rating agencies have indicated to management are useful to them in assessing the Company and its results of operations.

Non-GAAP Reconciliation

CVR PARTNERS LP

Maximizing Yields

EBITDA: Represents net income before the effect of interest expense, interest income, income tax expense (benefit) and depreciation and amortization. EBITDA is not a calculation based upon GAAP; however, the amounts included in EBITDA are derived from amounts included in the consolidated statement of operations of the Company.

Adjusted EBITDA: Represents EBITDA adjusted for the impact of share-based compensation, and, where applicable, major scheduled turnaround expense and loss on disposition of assets. We present Adjusted EBITDA because it is a key measure used in material covenants in our credit facility. Adjusted EBITDA is not a recognized term under GAAP and should not be substituted for net income as a measure of our liquidity. Management believes that Adjusted EBITDA enables investors and analysts to better understand our liquidity and our compliance with the covenants contained in our credit facility.

See below for reconciliation of net income to EBITDA, EBITDA to Adjusted EBITDA, & EBITDA less maintenance capital

(in $US millions)

For the Fiscal Years

2009

2010

2011

2012

Net income

$57.9

$33.3

$132.4

$112.2

Interest expense

—

—

4.0

3.8

Interest (income)

(9.0)

(13.1)

—

(0.2)

Depreciation and amortization

18.7

18.5

18.9

20.7

Income tax expense

—

—

—

0.1

EBITDA

$67.6

$38.7

$155.3

$136.6

Loss on disposition of assets

—

1.4

—

—

Turnaround

—

3.5

—

4.8

Share-based compensation

3.2

9.0

7.3

6.8

Adjusted EBITDA

$70.8

$52.6

$162.6

$148.2

EBITDA

$67.6

$38.7

$155.3

$136.6

Maintenance capital

2.3

8.6

6.2

7.7

EBITDA less maintenance capital

$65.3

$30.1

$149.1

$128.9